Exhibit 99.1

INVESTOR RELATIONS: Samantha Tortora 212.810.5397	MEDIA RELATIONS: Brian Beades 212.810.5596

BlackRock Reports Second Quarter 2019 Diluted EPS of $6.41
New York, July 19, 2019 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and six months ended June 30, 2019.

$151 billion of quarterly total net inflows, or 9% organic asset growth, driven by record fixed income and cash activity

2% decrease in revenue year-over-year reflects lower base fees, driven in part by lower securities lending revenue, and lower performance fees

20% growth in technology services revenue year-over-year reflects momentum in Aladdin® and the impact of the eFront acquisition, which closed in May 2019

11% decrease in operating income year-over-year also reflects $61 million of fund launch costs

3% decrease in diluted EPS (4% as adjusted) year-over-year reflects lower operating income and a higher effective tax rate in the current quarter, partially offset by higher nonoperating income and a lower diluted share count

Laurence D. Fink, Chairman and CEO:

“BlackRock generated $151 billion of total net inflows in the second quarter, a record 9% annualized organic asset growth.  While organic base fee growth of 3% and the year-over-year revenue decline reflected certain market headwinds, our second quarter results validate BlackRock’s unique ability to bring together the entire firm to meet clients’ needs in any market environment. We are now working with clients in more ways than ever before and developing deeper relationships with them as a result.

“iShares AUM grew to $2 trillion at quarter end, doubling in just five years, with 80% of that growth coming organically. iShares net inflows of $36 billion were once again paced by our industry-leading fixed income ETF franchise.  Active net inflows of $75 billion were also led by fixed income, reflecting two significant strategic institutional wins, and included the successful close of BlackRock Science and Technology Trust II, a $1.4 billion active equity fund that was the industry’s largest closed-end fund raise in the last five years. Cash management strategies saw strong net inflows, driven by client de-risking and a number of significant wins.

“Technology services revenue grew 20% year-over-year as we continued to invest in our leading technology capabilities.  We closed our acquisition of eFront during the quarter further reinforcing Aladdin’s value proposition as the world’s most comprehensive whole-portfolio technology solution.

“BlackRock continues to be disciplined in the way we invest in and evolve our platform.  By approaching client needs comprehensively, bringing together the entirety of our global investment and technology platform, I am more confident than ever that we will continue to deliver exceptional long-term value for both clients and shareholders.”

FINANCIAL RESULTS

	Q2	Q2
(in millions, except per share data)	2019	2018
AUM	$6,842,482	$6,299,706
% change	9%
Total net flows	$150,985	$20,015

GAAP basis:
Revenue	$3,524	$3,605
% change	(2)%
Operating income	$1,278	$1,440
% change	(11)%
Operating margin	36.3%	39.9%
Net income(1)	$1,003	$1,073
% change	(7)%
Diluted EPS	$6.41	$6.62
% change	(3)%
Weighted average diluted shares	156.4	162.2
% change	(4)%

As Adjusted:
Operating income(2)	$1,278	$1,443
% change	(11)%
Operating margin(2)	43.1%	45.2%
Net income(1) (2)	$1,003	$1,080
% change	(7)%
Diluted EPS(2)	$6.41	$6.66
% change	(4)%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12 for more information on as adjusted items and the reconciliation to GAAP.

NET FLOW HIGHLIGHTS

	Q2	YTD
(in billions)	2019	2019
Long-term net flows:	$125.4	$184.4

By region:

Americas	$108.3	$148.4
EMEA	10.9	32.7
APAC	6.2	3.3

By client type:

Retail:	$1.9	$1.1
US	6.6	9.8
International	(4.7)	(8.7)

iShares®:	$36.1	$66.8
Core	19.7	39.2
Non-Core	16.4	27.6

Institutional:	$87.4	$116.5
Active	73.2	88.5
Index	14.2	28.0

Cash management net flows	$25.6	$31.3

Total net flows	$151.0	$215.7

BUSINESS RESULTS

				June 30, 2019	Q2 2019
	Q2 2019	June 30, 2019	Q2 2019	AUM	Base fees(1)
(in millions), (unaudited)	Net flows	AUM	Base fees(1)	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$1,914	$664,906	$846	10%	30%
iShares ETFs	36,096	2,008,867	1,128	29%	39%
Institutional:
Active	73,174	1,272,532	537	19%	18%
Index	14,181	2,413,191	245	35%	8%
Total institutional	87,355	3,685,723	782	54%	26%
Long-term	125,365	6,359,496	2,756	93%	95%
Cash management	25,621	481,208	147	7%	5%
Advisory	(1)	1,778	-	-	-
Total	$150,985	$6,842,482	$2,903	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$74,981	$1,853,393	$1,365	27%	47%
Index and iShares ETFs	50,384	4,506,103	1,391	66%	48%
Long-term	125,365	6,359,496	2,756	93%	95%
Cash management	25,621	481,208	147	7%	5%
Advisory	(1)	1,778	-	-	-
Total	$150,985	$6,842,482	$2,903	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$5,915	$3,485,869	$1,418	51%	49%
Fixed income	110,392	2,191,130	806	32%	28%
Multi-asset	6,192	523,728	288	8%	10%
Alternatives	2,866	158,769	244	2%	8%
Long-term	125,365	6,359,496	2,756	93%	95%
Cash management	25,621	481,208	147	7%	5%
Advisory	(1)	1,778	-	-	-
Total	$150,985	$6,842,482	$2,903	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT JUNE 30, 2019(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	79%	82%	86%
Tax-exempt	26%	75%	78%
Index AUM within or above applicable tolerance	94%	97%	98%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	69%	74%	84%
Systematic	39%	90%	93%
Index AUM within or above applicable tolerance	95%	99%	99%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 13 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Friday, July 19, 2019 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 5448987). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 11:30 a.m. (Eastern Time) on Friday, July 19, 2019 and ending at midnight on Friday, August 2, 2019. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 5448987. To access the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock helps investors build better financial futures. As a fiduciary to investors and a leading provider of financial technology, our clients turn to us for the solutions they need when planning for their most important goals. As of June 30, 2019, the firm managed approximately $6.84 trillion in assets on behalf of investors worldwide. For additional information on BlackRock, please visit www.blackrock.com | Twitter: @blackrock | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2019	2018	Change		2019	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,903	$2,944	$(41)		$2,805	$98
Investment advisory performance fees	64	91	(27)		26	38
Technology services revenue	237	198	39		204	33
Distribution fees	267	294	(27)		262	5
Advisory and other revenue	53	78	(25)		49	4
Total revenue	3,524	3,605	(81)		3,346	178

Expense
Employee compensation and benefits	1,083	1,082	1		1,064	19
Distribution and servicing costs	416	415	1		404	12
Direct fund expense	252	264	(12)		242	10
General and administration	470	393	77		388	82
Amortization of intangible assets	25	11	14		15	10
Total expense	2,246	2,165	81		2,113	133

Operating income	1,278	1,440	(162)		1,233	45

Nonoperating income (expense)
Net gain (loss) on investments	89	3	86		142	(53)
Interest and dividend income	20	19	1		29	(9)
Interest expense	(52)	(46)	(6)		(46)	(6)
Total nonoperating income (expense)	57	(24)	81		125	(68)

Income before income taxes	1,335	1,416	(81)		1,358	(23)
Income tax expense	322	338	(16)		298	24
Net income	1,013	1,078	(65)		1,060	(47)
Less:
Net income (loss) attributable to noncontrolling interests	10	5	5		7	3
Net income attributable to BlackRock, Inc.	$1,003	$1,073	$(70)		$1,053	$(50)

Weighted-average common shares outstanding
Basic	155,354,552	160,980,960	(5,626,408)		158,268,034	(2,913,482)
Diluted	156,360,741	162,161,937	(5,801,196)		159,348,431	(2,987,690)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$6.46	$6.67	$(0.21)		$6.65	$(0.19)
Diluted	$6.41	$6.62	$(0.21)		$6.61	$(0.20)
Cash dividends declared and paid per share	$3.30	$2.88	$0.42		$3.30	$-

Supplemental information:

AUM (end of period)	$6,842,482	$6,299,706	$542,776		$6,515,345	$327,137
Shares outstanding (end of period)	155,366,861	160,779,596	(5,412,735)		155,323,503	43,358
GAAP:
Operating margin	36.3%	39.9%	(360	) bps	36.8%	(50	) bps
Effective tax rate	24.3%	24.0%	30	bps	22.1%	220	bps
As adjusted:
Operating income (1)	$1,278	$1,443	$(165)		$1,233	$45
Operating margin (1)	43.1%	45.2%	(210	) bps	41.9%	120	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$47	$(29)	$76		$118	$(71)
Net income attributable to BlackRock, Inc. (2)	$1,003	$1,080	$(77)		$1,053	$(50)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$6.41	$6.66	$(0.25)		$6.61	$(0.20)
Effective tax rate	24.3%	23.7%	60	bps	22.1%	220	bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Six Months Ended
	June 30,
	2019	2018	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$5,708	$5,891	$(183)
Investment advisory performance fees	90	161	(71)
Technology services revenue	441	382	59
Distribution fees	529	605	(76)
Advisory and other revenue	102	149	(47)
Total revenue	6,870	7,188	(318)

Expense
Employee compensation and benefits	2,147	2,203	(56)
Distribution and servicing costs	820	847	(27)
Direct fund expense	494	525	(31)
General and administration	858	776	82
Amortization of intangible assets	40	22	18
Total expense	4,359	4,373	(14)

Operating income	2,511	2,815	(304)

Nonoperating income (expense)
Net gain (loss) on investments	231	18	213
Interest and dividend income	49	34	15
Interest expense	(98)	(92)	(6)
Total nonoperating income (expense)	182	(40)	222

Income before income taxes	2,693	2,775	(82)
Income tax expense	620	603	17
Net income	2,073	2,172	(99)
Less:
Net income (loss) attributable to noncontrolling interests	17	10	7
Net income attributable to BlackRock, Inc.	$2,056	$2,162	$(106)

Weighted-average common shares outstanding
Basic	156,803,244	161,114,746	(4,311,502)
Diluted	157,853,711	162,532,637	(4,678,926)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$13.11	$13.42	$(0.31)
Diluted	$13.02	$13.30	$(0.28)
Cash dividends declared and paid per share	$6.60	$5.76	$0.84

Supplemental information:

AUM (end of period)	$6,842,482	$6,299,706	$542,776
Shares outstanding (end of period)	155,366,861	160,779,596	(5,412,735)
GAAP:
Operating margin	36.6%	39.2%	(260	) bps
Effective tax rate	23.2%	21.8%	140	bps
As adjusted:
Operating income (1)	$2,511	$2,821	$(310)
Operating margin (1)	42.5%	44.7%	(220	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$165	$(50)	$215
Net income attributable to BlackRock, Inc. (2)	$2,056	$2,172	$(116)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$13.02	$13.36	$(0.34)
Effective tax rate	23.2%	21.7%	150	bps

See pages 11-12 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	March 31,	inflows	Market		June 30,
	2019	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Retail:
Equity	$225,992	$(1,813)	$8,966	$(716)	$232,429	$226,710
Fixed income	281,566	5,350	4,623	233	291,772	286,163
Multi-asset	117,898	(3,039)	3,345	(69)	118,135	117,275
Alternatives	20,899	1,416	253	2	22,570	21,829
Retail subtotal	646,355	1,914	17,187	(550)	664,906	651,977
iShares ETFs:
Equity	1,423,204	4,175	33,511	1,733	1,462,623	1,435,308
Fixed income	471,161	31,502	10,221	959	513,843	486,433
Multi-asset	4,171	159	107	5	4,442	4,260
Alternatives	26,174	260	1,502	23	27,959	26,038
iShares ETFs subtotal	1,924,710	36,096	45,341	2,720	2,008,867	1,952,039
Institutional:
Active:
Equity	118,653	2,920	4,470	(159)	125,884	121,308
Fixed income	571,313	59,307	18,831	473	649,924	599,153
Multi-asset	369,046	9,740	13,332	983	393,101	378,608
Alternatives	101,138	1,207	1,274	4	103,623	102,269
Active subtotal	1,160,150	73,174	37,907	1,301	1,272,532	1,201,338
Index:
Equity	1,608,036	633	55,824	440	1,664,933	1,626,540
Fixed income	705,926	14,233	18,456	(3,024)	735,591	717,001
Multi-asset	8,405	(668)	261	52	8,050	8,113
Alternatives	4,713	(17)	(74)	(5)	4,617	4,610
Index subtotal	2,327,080	14,181	74,467	(2,537)	2,413,191	2,356,264
Institutional subtotal	3,487,230	87,355	112,374	(1,236)	3,685,723	3,557,602
Long-term	6,058,295	125,365	174,902	934	6,359,496	6,161,618
Cash management	455,271	25,621	746	(430)	481,208	462,001
Advisory (3)	1,779	(1)	(15)	15	1,778	1,772
Total	$6,515,345	$150,985	$175,633	$519	$6,842,482	$6,625,391
Current Quarter Component Changes by Investment Style and Product Type (Long-term)
		Net
	March 31,	inflows	Market		June 30,
	2019	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Active:
Equity	$278,944	$530	$10,651	$(255)	$289,870	$281,490
Fixed income	836,950	65,127	23,077	943	926,097	869,698
Multi-asset	486,944	6,701	16,677	914	511,236	495,883
Alternatives	122,037	2,623	1,524	6	126,190	124,097
Active subtotal	1,724,875	74,981	51,929	1,608	1,853,393	1,771,168
Index and iShares ETFs:
iShares ETFs:
Equity	1,423,204	4,175	33,511	1,733	1,462,623	1,435,308
Fixed income	471,161	31,502	10,221	959	513,843	486,433
Multi-asset	4,171	159	107	5	4,442	4,260
Alternatives	26,174	260	1,502	23	27,959	26,038
iShares ETFs subtotal	1,924,710	36,096	45,341	2,720	2,008,867	1,952,039
Non-ETF Index:
Equity	1,673,737	1,210	58,609	(180)	1,733,376	1,693,068
Fixed income	721,855	13,763	18,833	(3,261)	751,190	732,619
Multi-asset	8,405	(668)	261	52	8,050	8,113
Alternatives	4,713	(17)	(71)	(5)	4,620	4,611
Non-ETF Index subtotal	2,408,710	14,288	77,632	(3,394)	2,497,236	2,438,411
Index and iShares ETFs subtotal	4,333,420	50,384	122,973	(674)	4,506,103	4,390,450
Long-term	$6,058,295	$125,365	$174,902	$934	$6,359,496	$6,161,618
Current Quarter Component Changes by Product Type (Long-term)
		Net
	March 31,	inflows	Market		June 30,
	2019	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Equity	$3,375,885	$5,915	$102,771	$1,298	$3,485,869	$3,409,866
Fixed income	2,029,966	110,392	52,131	(1,359)	2,191,130	2,088,750
Multi-asset	499,520	6,192	17,045	971	523,728	508,256
Alternatives:
Illiquid alternatives	66,462	982	518	(52)	67,910	67,059
Liquid alternatives	53,118	1,377	1,020	(1)	55,514	54,370
Currency and commodities(4)	33,344	507	1,417	77	35,345	33,317
Alternatives subtotal	152,924	2,866	2,955	24	158,769	154,746
Long-term	$6,058,295	$125,365	$174,902	$934	$6,359,496	$6,161,618

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		June 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Retail:
Equity	$205,714	$(5,426)	$32,335	$(194)	$232,429	$222,547
Fixed income	271,588	11,279	8,723	182	291,772	281,920
Multi-asset	113,417	(6,731)	11,430	19	118,135	116,985
Alternatives	20,131	1,979	479	(19)	22,570	21,200
Retail subtotal	610,850	1,101	52,967	(12)	664,906	642,652
iShares ETFs:
Equity	1,274,262	2,553	184,612	1,196	1,462,623	1,399,504
Fixed income	427,596	63,706	22,231	310	513,843	468,436
Multi-asset	4,485	(477)	427	7	4,442	4,240
Alternatives	25,082	1,003	1,856	18	27,959	26,065
iShares ETFs subtotal	1,731,425	66,785	209,126	1,531	2,008,867	1,898,245
Institutional:
Active:
Equity	110,976	(2,617)	17,411	114	125,884	119,236
Fixed income	538,961	72,299	37,772	892	649,924	575,948
Multi-asset	336,237	12,330	44,013	521	393,101	366,519
Alternatives	93,805	6,528	3,179	111	103,623	100,016
Active subtotal	1,079,979	88,540	102,375	1,638	1,272,532	1,161,719
Index:
Equity	1,444,873	(14,673)	233,741	992	1,664,933	1,590,518
Fixed income	646,272	43,031	44,277	2,011	735,591	695,377
Multi-asset	7,745	(585)	861	29	8,050	8,110
Alternatives	4,340	165	84	28	4,617	4,539
Index subtotal	2,103,230	27,938	278,963	3,060	2,413,191	2,298,544
Institutional subtotal	3,183,209	116,478	381,338	4,698	3,685,723	3,460,263
Long-term	5,525,484	184,364	643,431	6,217	6,359,496	6,001,160
Cash management	448,565	31,287	1,422	(66)	481,208	456,185
Advisory (3)	1,769	-	(12)	21	1,778	1,775
Total	$5,975,818	$215,651	$644,841	$6,172	$6,842,482	$6,459,120
Year-to-Date Component Changes by Investment Style and Product Type (Long-term)
		Net
	December 31,	inflows	Market		June 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Active:
Equity	$258,205	$(8,934)	$40,543	$56	$289,870	$277,193
Fixed income	795,985	83,412	45,602	1,098	926,097	842,447
Multi-asset	449,654	5,600	55,443	539	511,236	483,504
Alternatives	113,936	8,507	3,656	91	126,190	121,216
Active subtotal	1,617,780	88,585	145,244	1,784	1,853,393	1,724,360
Index and iShares ETFs:
iShares ETFs:
Equity	1,274,262	2,553	184,612	1,196	1,462,623	1,399,504
Fixed income	427,596	63,706	22,231	310	513,843	468,436
Multi-asset	4,485	(477)	427	7	4,442	4,240
Alternatives	25,082	1,003	1,856	18	27,959	26,065
iShares ETFs subtotal	1,731,425	66,785	209,126	1,531	2,008,867	1,898,245
Non-ETF Index:
Equity	1,503,358	(13,782)	242,944	856	1,733,376	1,655,108
Fixed income	660,836	43,197	45,170	1,987	751,190	710,798
Multi-asset	7,745	(586)	861	30	8,050	8,110
Alternatives	4,340	165	86	29	4,620	4,539
Non-ETF Index subtotal	2,176,279	28,994	289,061	2,902	2,497,236	2,378,555
Index and iShares ETFs subtotal	3,907,704	95,779	498,187	4,433	4,506,103	4,276,800
Long-term	$5,525,484	$184,364	$643,431	$6,217	$6,359,496	$6,001,160
Year-to-Date Component Changes by Product Type (Long-term)
		Net
	December 31,	inflows	Market		June 30,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Equity	$3,035,825	$(20,163)	$468,099	$2,108	$3,485,869	$3,331,805
Fixed income	1,884,417	190,315	113,003	3,395	2,191,130	2,021,681
Multi-asset	461,884	4,537	56,731	576	523,728	495,854
Alternatives:
Illiquid alternatives	59,827	6,920	1,120	43	67,910	65,258
Liquid alternatives	51,718	1,279	2,514	3	55,514	53,401
Currency and commodities(4)	31,813	1,476	1,964	92	35,345	33,161
Alternatives subtotal	143,358	9,675	5,598	138	158,769	151,820
Long-term	$5,525,484	$184,364	$643,431	$6,217	$6,359,496	$6,001,160

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net	Acquisitions
	June 30,	inflows	and	Market		June 30,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2019	Average AUM (3)
Retail:
Equity	$232,617	$(6,019)	$2,137	$5,930	$(2,236)	$232,429	$226,117
Fixed income	266,987	6,542	14,070	5,711	(1,538)	291,772	277,967
Multi-asset	119,299	(5,772)	2,519	2,530	(441)	118,135	118,757
Alternatives	17,922	3,247	1,628	(117)	(110)	22,570	20,392
Retail subtotal	636,825	(2,002)	20,354	14,054	(4,325)	664,906	643,233
iShares ETFs:
Equity	1,346,288	84,277	-	34,624	(2,566)	1,462,623	1,386,175
Fixed income	401,731	95,478	-	18,198	(1,564)	513,843	440,536
Multi-asset	3,767	502	-	170	3	4,442	4,030
Alternatives	24,979	1,603	-	1,381	(4)	27,959	25,057
iShares ETFs subtotal	1,776,765	181,860	-	54,373	(4,131)	2,008,867	1,855,798
Institutional:
Active:
Equity	134,986	(9,003)	(4,296)	5,321	(1,124)	125,884	123,053
Fixed income	550,444	58,586	2,417	40,684	(2,207)	649,924	563,219
Multi-asset	350,545	20,476	(1,593)	26,501	(2,828)	393,101	359,706
Alternatives	87,413	11,331	3,374	2,061	(556)	103,623	95,532
Active subtotal	1,123,388	81,390	(98)	74,567	(6,715)	1,272,532	1,141,510
Index:
Equity	1,652,589	(78,390)	4,749	94,042	(8,057)	1,664,933	1,618,260
Fixed income	639,447	55,717	2,051	47,758	(9,382)	735,591	668,056
Multi-asset	8,055	(145)	(243)	353	30	8,050	8,002
Alternatives	4,673	138	1	(175)	(20)	4,617	4,585
Index subtotal	2,304,764	(22,680)	6,558	141,978	(17,429)	2,413,191	2,298,903
Institutional subtotal	3,428,152	58,710	6,460	216,545	(24,144)	3,685,723	3,440,413
Long-term	5,841,742	238,568	26,814	284,972	(32,600)	6,359,496	5,939,444
Cash management	457,054	22,864	686	2,601	(1,997)	481,208	454,495
Advisory (4)	910	888	-	(16)	(4)	1,778	1,629
Total	$6,299,706	$262,320	$27,500	$287,557	$(34,601)	$6,842,482	$6,395,568
Year-over-Year Component Changes by Investment Style and Product Type (Long-term)
		Net	Acquisitions
	June 30,	inflows	and	Market		June 30,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2019	Average AUM (3)
Active:
Equity	$304,098	$(17,983)	$(2,160)	$8,184	$(2,269)	$289,870	$285,012
Fixed income	803,515	63,894	16,487	45,518	(3,317)	926,097	826,162
Multi-asset	469,845	14,704	926	29,030	(3,269)	511,236	478,463
Alternatives	105,336	14,578	5,002	1,940	(666)	126,190	115,924
Active subtotal	1,682,794	75,193	20,255	84,672	(9,521)	1,853,393	1,705,561
Index and iShares ETFs:
iShares ETFs
Equity	1,346,288	84,277	-	34,624	(2,566)	1,462,623	1,386,175
Fixed income	401,731	95,478	-	18,198	(1,564)	513,843	440,536
Multi-asset	3,767	502	-	170	3	4,442	4,030
Alternatives	24,979	1,603	-	1,381	(4)	27,959	25,057
iShares ETFs subtotal	1,776,765	181,860	-	54,373	(4,131)	2,008,867	1,855,798
Non-ETF Index
Equity	1,716,094	(75,429)	4,750	97,109	(9,148)	1,733,376	1,682,418
Fixed income	653,363	56,951	2,051	48,635	(9,810)	751,190	683,080
Multi-asset	8,054	(145)	(243)	354	30	8,050	8,002
Alternatives	4,672	138	1	(171)	(20)	4,620	4,585
Non-ETF Index subtotal	2,382,183	(18,485)	6,559	145,927	(18,948)	2,497,236	2,378,085
Index and iShares ETFs subtotal	4,158,948	163,375	6,559	200,300	(23,079)	4,506,103	4,233,883
Long-term	$5,841,742	$238,568	$26,814	$284,972	$(32,600)	$6,359,496	$5,939,444
Year-over-Year Component Changes by Product Type (Long-term)
		Net	Acquisitions
	June 30,	inflows	and	Market		June 30,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2019	Average AUM (3)
Equity	$3,366,480	$(9,135)	$2,590	$139,917	$(13,983)	$3,485,869	$3,353,605
Fixed income	1,858,609	216,323	18,538	112,351	(14,691)	2,191,130	1,949,778
Multi-asset	481,666	15,061	683	29,554	(3,236)	523,728	490,495
Alternatives:
Illiquid alternatives	50,734	11,126	4,968	1,449	(367)	67,910	60,697
Liquid alternatives	52,034	3,225	28	586	(359)	55,514	52,683
Currency and commodities(5)	32,219	1,968	7	1,115	36	35,345	32,186
Alternatives subtotal	134,987	16,319	5,003	3,150	(690)	158,769	145,566
Long-term	$5,841,742	$238,568	$26,814	$284,972	$(32,600)	$6,359,496	$5,939,444
(1)

Amounts include net AUM from the acquisitions of Tennenbaum Capital Partners in August 2018 and the asset management business of Citibanamex in September 2018, AUM reclassifications and net dispositions related to the transfer of BlackRock’s UK Defined Contribution Administration and Platform business to Aegon N.V. in July 2018, and net AUM dispositions related to the sale of BlackRock’s minority interest in DSP BlackRock Investment Managers Pvt. Ltd. to The DSP Group in August 2018.

(2)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$385	$426	$(41)	$375	$10	$760	$864	$(104)
iShares ETFs	870	911	(41)	847	23	1,717	1,837	(120)
Non-ETF Index	163	187	(24)	164	(1)	327	363	(36)
Equity subtotal	1,418	1,524	(106)	1,386	32	2,804	3,064	(260)
Fixed income:
Active	474	458	16	457	17	931	914	17
iShares ETFs	234	207	27	220	14	454	415	39
Non-ETF Index	98	101	(3)	97	1	195	194	1
Fixed income subtotal	806	766	40	774	32	1,580	1,523	57
Multi-asset	288	295	(7)	276	12	564	591	(27)
Alternatives:
Illiquid alternatives	118	83	35	110	8	228	160	68
Liquid alternatives	102	93	9	94	8	196	194	2
Currency and commodities	24	26	(2)	24	-	48	51	(3)
Alternatives subtotal	244	202	42	228	16	472	405	67
Long-term	2,756	2,787	(31)	2,664	92	5,420	5,583	(163)
Cash management	147	157	(10)	141	6	288	308	(20)
Total base fees	2,903	2,944	(41)	2,805	98	5,708	5,891	(183)
Investment advisory performance fees:
Equity	4	43	(39)	-	4	4	61	(57)
Fixed income	-	(1)	1	2	(2)	2	2	-
Multi-asset	6	9	(3)	-	6	6	14	(8)
Alternatives:
Illiquid alternatives	15	2	13	20	(5)	35	2	33
Liquid alternatives	39	38	1	4	35	43	82	(39)
Alternatives subtotal	54	40	14	24	30	78	84	(6)
Total performance fees	64	91	(27)	26	38	90	161	(71)
Technology services revenue	237	198	39	204	33	441	382	59
Distribution fees:
Retrocessions	164	181	(17)	161	3	325	373	(48)
12b-1 fees (US mutual funds distribution fees)	88	103	(15)	89	(1)	177	211	(34)
Other	15	10	5	12	3	27	21	6
Total distribution fees	267	294	(27)	262	5	529	605	(76)
Advisory and other revenue:
Advisory	22	33	(11)	19	3	41	54	(13)
Other	31	45	(14)	30	1	61	95	(34)
Total advisory and other revenue	53	78	(25)	49	4	102	149	(47)
Total revenue	$3,524	$3,605	$(81)	$3,346	$178	$6,870	$7,188	$(318)

Highlights

•

Investment advisory, administration fees and securities lending revenue decreased $41 million from the second quarter of 2018, primarily driven by lower securities lending revenue, as well as the negative impact of divergent equity beta and foreign exchange movements on average AUM, mix shift toward fixed income and cash, and strategic price changes to certain products, partially offset by the positive impact of acquisitions and organic growth.  Securities lending revenue of $150 million in the current quarter compared with $183 million in second quarter of 2018, primarily reflecting reduced borrowing demand, lower cash spreads and reduced European seasonal demand.

  Investment advisory, administration fees and securities lending revenue increased $98 million from the first quarter of 2019, driven by the impact of higher average AUM and the effect of one additional day in the quarter. Securities lending revenue of $150 million in the current quarter compared with $148 million in the first quarter of 2019.

•	Performance fees decreased $27 million from the second quarter of 2018, primarily reflecting lower revenue from long-only equity products.

  Performance fees increased $38 million from the first quarter of 2019, primarily reflecting higher revenue from liquid hedge funds.

•

Technology services revenue increased $39 million from the second quarter of 2018 and $33 million from the first quarter of 2019, primarily reflecting higher revenue from Aladdin and the impact of the eFront acquisition.

•	Advisory and other revenue decreased $25 million from the second quarter of 2018, primarily reflecting lower fees from advisory and transition management assignments.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Operating expense
Employee compensation and benefits	$1,083	$1,082	$1	$1,064	$19	$2,147	$2,203	$(56)
Distribution and servicing costs:
Retrocessions	164	181	(17)	161	3	325	373	(48)
12b-1 costs	88	101	(13)	88	-	176	207	(31)
Other	164	133	31	155	9	319	267	52
Total distribution and servicing costs	416	415	1	404	12	820	847	(27)
Direct fund expense	252	264	(12)	242	10	494	525	(31)
General and administration:
Marketing and promotional	81	91	(10)	81	-	162	176	(14)
Occupancy and office related	75	73	2	74	1	149	147	2
Portfolio services	65	73	(8)	62	3	127	143	(16)
Technology	67	58	9	69	(2)	136	111	25
Professional services	44	37	7	33	11	77	69	8
Communications	10	9	1	9	1	19	19	-
Foreign exchange remeasurement	12	4	8	8	4	20	5	15
Contingent consideration fair value adjustments	13	(1)	14	6	7	19	5	14
Product launch costs	59	-	59	-	59	59	11	48
Other general and administration	44	49	(5)	46	(2)	90	90	-
Total general and administration expense	470	393	77	388	82	858	776	82
Amortization of intangible assets	25	11	14	15	10	40	22	18
Total operating expense	$2,246	$2,165	$81	$2,113	$133	$4,359	$4,373	$(14)

Highlights

•

Employee compensation and benefits expense increased $19 million from the first quarter of 2019, primarily reflecting higher incentive compensation, driven in part by higher performance fees, partially offset by lower seasonal payroll taxes in the current quarter.

•

General and administration expense increased $77 million from the second quarter of 2018 and $82 million from the first quarter of 2019, primarily due to $59 million of product launch costs (excluding $2 million included in employee compensation and benefits expense), primarily associated with the June 2019 close of the $1.4 billion BlackRock Science and Technology Trust II. The increase also reflected contingent consideration fair value adjustments related to prior acquisitions and professional fees incurred in connection with the eFront acquisition.

•

Amortization of intangible assets expense increased $14 million from the second quarter of 2018 and $10 million from the first quarter of 2019, primarily reflecting amortization of intangible assets acquired in the eFront acquisition.

INCOME TAX EXPENSE

	Three Months				Three Months			Six Months
	Ended				Ended			Ended
	June 30,				March 31,			June 30,
(in millions), (unaudited)	2019	2018	Change		2019	Change		2019	2018	Change
Income tax expense	$322	$338	$(16)		$298	$24		$620	$603	$17
Effective tax rate	24.3%	24.0%	30	bps	22.1%	220	bps	23.2%	21.8%	140	bps

Highlights

•	First quarter 2019 income tax expense included $22 million of discrete tax benefits related to stock-based compensation awards that vested in the first quarter of 2019.

SUMMARY AND RECONCILIATION OF US GAAP NONOPERATING INCOME (expense) TO NONOPERATING INCOME (EXPENSE), AS ADJUSTED

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Nonoperating income (expense), GAAP basis	$57	$(24)	$81	$125	$(68)	$182	$(40)	$222
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	10	5	5	7	3	17	10	7
Nonoperating income (expense), as adjusted(1)(2)	$47	$(29)	$76	$118	$(71)	$165	$(50)	$215

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2019	2018	Change	2019	Change	2019	2018	Change
Net gain (loss) on investments(1)(2)
Private equity	$32	$5	$27	$-	$32	$32	$6	$26
Real assets	4	9	(5)	6	(2)	10	14	(4)
Other alternatives(3)	7	1	6	8	(1)	15	4	11
Other investments(4)	31	(18)	49	73	(42)	104	(17)	121
Subtotal	74	(3)	77	87	(13)	161	7	154
Other gains(5)	5	1	4	48	(43)	53	1	52
Total net gain (loss) on investments(1)(2)	79	(2)	81	135	(56)	214	8	206
Interest and dividend income	20	19	1	29	(9)	49	34	15
Interest expense	(52)	(46)	(6)	(46)	(6)	(98)	(92)	(6)
Net interest expense	(32)	(27)	(5)	(17)	(15)	(49)	(58)	9
Nonoperating income (expense), as adjusted(1)(2)	$47	$(29)	$76	$118	$(71)	$165	$(50)	$215

(1)	Net of net income (loss) attributable to NCI. Amounts also include net gain (loss) on consolidated VIEs.
(2)

Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to results. For more information on other as adjusted items and the reconciliation to GAAP see notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 11 and 12.

(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to equity and fixed income investments.
(5)	Amounts primarily include noncash pre-tax gains related to the revaluation of certain minority strategic investments.

RECONCILIATION OF US GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2019	2018	2019	2019	2018
Operating income, GAAP basis	$1,278	$1,440	$1,233	$2,511	$2,815
Non-GAAP expense adjustment:
PNC LTIP funding obligation	-	3	-	-	6
Operating income, as adjusted (1)	1,278	1,443	1,233	2,511	2,821
Product launch costs and commissions	61	-	-	61	12
Operating income used for operating margin measurement	$1,339	$1,443	$1,233	$2,572	$2,833
Revenue, GAAP basis	$3,524	$3,605	$3,346	$6,870	$7,188
Non-GAAP adjustment:
Distribution and servicing costs	(416)	(415)	(404)	(820)	(847)
Revenue used for operating margin measurement	$3,108	$3,190	$2,942	$6,050	$6,341
Operating margin, GAAP basis	36.3%	39.9%	36.8%	36.6%	39.2%
Operating margin, as adjusted (1)	43.1%	45.2%	41.9%	42.5%	44.7%

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF US GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2019	2018	2019	2019	2018
Net income attributable to BlackRock, Inc., GAAP basis	$1,003	$1,073	$1,053	$2,056	$2,162
Non-GAAP adjustments:
PNC LTIP funding obligation, net of tax	-	3	-	-	6
Income tax matters	-	4	-	-	4
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,003	$1,080	$1,053	$2,056	$2,172
Diluted weighted-average common shares outstanding (3)	156.4	162.2	159.3	157.9	162.5
Diluted earnings per common share, GAAP basis (3)	$6.41	$6.62	$6.61	$13.02	$13.30
Diluted earnings per common share, as adjusted (2) (3)	$6.41	$6.66	$6.61	$13.02	$13.36

See notes (2) and (3) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance.  Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance and to determine the long-term and annual compensation of the Company’s senior-level employees.  Furthermore, this metric is used to evaluate the Company’s relative performance against industry peers, as it eliminates margin variability arising from the accounting for different distribution channels utilized by asset managers.

•

Operating income, as adjusted, includes a non-GAAP expense adjustment. In the three and six months ended June 30, 2018, the portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by PNC has been excluded because it ultimately does not impact BlackRock’s book value.

•

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

•

Revenue used for calculating operating margin, as adjusted, is reduced by the Company’s distribution and servicing costs, which are recorded as a separate line item on the condensed consolidated statements of income. Distribution and servicing costs are direct payments to third parties for the distribution and servicing of retail products and may vary between periods based on the type of investment product sold and geographic location. The Company recovers these costs through revenue received from its retail products.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustment. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(3) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2019 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2019. The performance data does not include accounts terminated prior to June 30, 2019 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2019 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.